UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

EDULINK, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-29953	95-4562316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1122 Coney Island Avenue, Suite 210, Brooklyn, New York	11230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(718) 947-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, unless otherwise indicated or the context otherwise requires, all references to “we”, “our”, “us”, “our company”, the “Company”, “EduLink”, “MYIQ” or the “Registrant” refer to EduLink, Inc., a Nevada Corporation, and its wholly owned subsidiary Mega Media Group, Inc., a New York Corporation, on a combined basis.

Item 4.01	Changes In Registrant’s Certifying Accountant.

(a) On November 28, 2006, we dismissed our independent accountants, Malone & Bailey, PC (“MBPC”). The decision to change accountants was approved by our Board of Directors.

MBPC's reports dated September 27, 2006 on our balance sheets as of December 31, 2005 and December 31, 2004 and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended December 31, 2005 and 2004 and in the subsequent interim period, there were no disagreements with MBPC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of MBPC, would have caused them to make reference to the matter in their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. We have requested them to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the MBPC letter is filed as Exhibit 16.1 to this Form 8-K.

(b) We retained Kempisty & Company, Certified Public Accountants, PC (“Kempisty”) as the Corporation’s new independent auditors as of November 28, 2006. Kempisty is located at 15 Maiden Lane, Suite 1003, New York, NY 10038. Prior to such date, the Company, did not consult with Kempisty regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered Davidson or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

                         None.

(b)	Pro Forma Financial Information.

          None.

(c)	Shell Company Transactions.

          None.

(d)	Exhibits.

Exhibit No.	Title of Document
16	Letter regarding change in certifying accountant dated November 28, 2006 from Malone & Bailey, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EDULINK, INC.

Date: November 30, 2006	By:	/s/ Aleksandr Shvarts
Name: ALEKSANDR SHVARTS
Title: Chief Executive Officer